EXPLORER-CN Topline Data Results and Mavacamten China Commercial Opportunity Call May 1, 2023

2 Disclaimer The information herein contains statements about future expectations, plans and prospects for LianBio. The words “expect,” “believe,” “continue,” “estimate,” “potential,” “will,” “plan,” “anticipate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not statements of historical fact nor are they guarantees or assurances of future performance. Forward-looking statements in this presentation include, but are not limited to, statements regarding LianBio’s ability to accelerate patient access to innovative medicines and its clinical development capabilities in China; LianBio’s plans to use the data from EXPLORER-CN and its pharmacokinetics study to support registration of mavacamten in China; mavacamten’s potential as a therapeutic agent in indications outside of obstructive hypertrophic cardiomyopathy; LianBio’s expectations regarding its ability to and the timeframe within which it expects to bring mavacamten to market in China and its expectations with respect to the market opportunity for mavacamten, if approved, in China; and LianBio’s expectations and initiatives with respect to its commercial readiness strategy. Forward-looking statements are based on LianBio’s expectations and assumptions and are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to materially and adversely differ from those set forth in or implied by such forward-looking statements, including those risks and uncertainties that are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. LianBio undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing LianBio’s views as of any date subsequent to the date hereof. In addition, topline and interim data from clinical trials may not be indicative of final results, and the results of early clinical trials may not be indicative of the results of later clinical trials. Moreover, nonclinical and clinical data are often susceptible to varying interpretations and analyses, and many companies that have believed their product candidates performed satisfactorily in nonclinical and clinical trials have nonetheless failed to obtain marketing approval of their products. There is a risk that additional nonclinical and/or clinical safety studies will be required by the China National Medical Products Administration or similar regulatory authorities in other jurisdictions, or that subsequent studies will not match results seen in prior studies. As a result, topline data should be viewed with caution until the final data are available. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and LianBio's own internal estimates and research. While LianBio believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third party sources. In addition, the third party information included in this presentation may involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while LianBio believes its own internal research is reliable, such research has not been verified by any independent source.

3 Yizhe Wang, Ph.D. Chief Executive Officer, LianBio

4 Today’s Agenda Obstructive Hypertrophic Cardiomyopathy (oHCM) Treatment and diagnosis in China today Zhuang Tian, M.D., Professor of Cardiology, Peking Union Medical College Hospital; EXPLORER-CN Investigator Phase 3 EXPLORER-CN Topline Data Review Clinical and regulatory update Michael Humphries, FRCP, Chief Scientific Advisor, LianBio Mavacamten Potential Clinical development strategy in other diseases of diastolic dysfunction Brianna Sun, Head of CV Medical, LianBio Commercial Readiness Strategy Mavacamten in oHCM Pascal Qian, Chief Commercial Officer and General Manager of China, LianBio Q&A Yizhe Wang, Ph.D., Yi Larson, Pascal Qian, Michael Humphries

5 Inflection Point for Continued Growth • Vision to accelerate patient access to innovative medicines • Decrease the time it has historically taken to bring new medicines into China • Leverage newly available regulatory paths that shorten timeline to approval • Design and execute bespoke development strategies, taking into account local clinical practice and local regulator considerations Mission: To catalyze the development and accelerate availability of paradigm-shifting medicines for patients in China and major Asian markets • First program in-licensed has met primary endpoint in first pivotal trial • NDA accepted with priority review by China’s National Medical Products Administration • Designed clinical programs based on key endpoints to support commercialization • Potential for mavacamten approval in China roughly 2 years after approval in the U.S. Where We Started Where We Are

HCM Diagnosis and Treatment in China Today 6 Zhuang Tian, M.D. • Professor of Cardiology, and Deputy Director of the Internal Medical Department, Peking Union Medical College Hospital • Member of Chinese Society of Rare Diseases • Member and Secretary of the Heart Failure Group of Chinese Society of Cardiology • Member of the Standing Committee of the Clinical Pharmacy Branch of the Beijing Medical Association • Deputy Director of the Cardiovascular Precision Medicine and Rare Diseases Group of the Fifth Committee of the Cardiovascular Physician Branch of the Chinese Medical Doctor Association • China Executive Director of the Rare Disease Branch of the Research Hospital Association • Expertise in the diagnosis and treatment of heart failure, cardiomyopathy, pulmonary hypertension and imaging studies such as echocardiography. • Author of more than 60 papers and editor of 2 books • Investigator, EXPLORER-CN

Definition and Clinical Diagnosis of Hypertrophic Cardiomyopathy (HCM): Similar Between US and China

HCM Clinical Definition[1-3]

- HCM is a disease state in which morphologic expression is confined solely to the heart. It is characterized predominantly by **left ventricular hypertrophy (LVH)** in the absence of another cardiac, systemic, or metabolic disease capable of producing the magnitude of hypertrophy evident in a given patient and for which **a disease-causing sarcomere (or sarcomere-related) variant** is identified, or genetic etiology remains unresolved.

HCM Clinical Diagnosis in Adults[1-3]

- A diagnosis of HCM can be established by imaging, with **echocardiography or cardiac magnetic resonance (CMR)** showing a maximal end-diastolic wall thickness **≥15 mm** anywhere in the left ventricle, in the absence of another cause of hypertrophy in adults. More limited hypertrophy (**13-14 mm**) can be diagnostic when present in family members of a patient with HCM or in conjunction with a positive genetic test.



Nonobstructive
(95; 30%)
Rest Obstruction
(119; 37%)
Provokable Obstruction
With
Exercise
(106; 33%)*
70%

Up to 70% of HCM patients have resting or provocable LVOT obstruction (LVOT gradient ≥ 30 mmHg)[4]



Enlarged left
atrium
LVOT
obstruction
Decreased left
ventricular
volume
Thickened heart
muscle and septum

Obstructive HCM (oHCM)

1. Circulation 2020;142:e558-e631
2. Clin J Heart Fail & Cardiomyopathy 2022;6:80-105
3. Chinese Circulation Journal 2023;38:1-33
4. Circulation 2006;114:2232-9

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Clinical Course of HCM: More than 50% HCM Patients will Experience Adverse Clinical Outcomes Chinese Patients Experience Same Adverse Clinical Pathways J Am Coll Cardiol 2022;79:372-389 Percentage of HCM patients experiencing adverse clinical pathways Clinical profiles and prognostic pathways 8

Annual rate of progression to severe heart failure in oHCM is 3.2-7.4%1 The risk of HCM-related death is twice that in non- obstructive HCM patients2 Prognosis in oHCM Patients: Significantly Higher Risks of Severe Heart Failure and Death Compared with Nonobstructive Patients 9 LVOT obstruction is a strong, independent predictor of progression to severe heart failure and death2 1. J Am Coll Cardiol 2016;67:1399-1409 2. N Engl J Med 2003;348:295-303

10 Treatment of HCM: Significant Unmet Needs in China Treatment goals: relieving clinical symptoms, improving cardiac function, delaying disease progression, and reducing disease death1 1. Clin J Heart Fail & Cardiomyopathy 2022;6:80-105 2. Circulation 2020;142:e558-e631

11 Chinese Physician and Patient Enthusiasm for New Treatment Options Treatment flow chart of oHCM* Clin J Heart Fail & Cardiomyopathy 2022;6:80-105 * Mavacamtent not approved in China at time of publication Mavacamten is recommended in the latest China HCM guidelines HCM patient advocacy group (肥厚型心肌 病病友关爱之家) organized symposium on new modalities in the treatment of HCM

EXPLORER-CN Topline Data & Regulatory Update 12 Michael Humphries, FRCP Chief Scientific Advisor, LianBio

Mavacamten: Precision Medicine Approach to Treating Diseases of Diastolic Dysfunction

Mechanism of Action

- Mavacamten is a first-in-class myosin inhibitor that targets the excessive contractility and impaired relaxation, myocardial energetics and compliance, with the intent of correcting the abnormal function of the hypertrophic cardiomyopathy (HCM) heart.
- **Primary mechanism** of mavacamten-mediated inhibition of cardiac myosin is the decrease of phosphate release from β-cardiac myosin-S1
- **Secondary mechanism** is the decrease in the number of actin-binding heads transitioning from the weakly to the strongly bound state, which occurs before phosphate release and may provide an additional method to modulate myosin function[1]


Actin thin filament
Actin-myosin cross bridge
Myosin thick filament
Mavacamten

Normal Sarcomere

Normal contraction:
- Effective relaxation

HCM Sarcomere

HCM Pathophysiology:
- Hypercontractility impaired
- Relaxation altered
- Myocardial energetics

HCM Sarcomere with Mavacamten

Attenuated Hypercontractility:
- Improved relaxation
- Improved energetics

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14 EXPLORER-CN Study Design A Phase III, Randomized, Double-Blinded, Placebo-Controlled Study EOS, end of study; EOT, end of treatment; LVOT, left ventricular outflow tract; NYHA, New York Heart Association; oHCM, obstructive hypertrophic cardiomyopathy; QD, once daily Key inclusion criteria: • Aged 18 years or older • Diagnosed with obstructive hypertrophic cardiomyopathy • Body weight > 45 kg • LVEF > 55% at rest • Resting or Valsalva LVOT peak gradient (>50 mmHg) at screening Secondary endpoints: • Change from baseline in resting LVOT peak gradient • Proportion of participants achieving Valsalva LVOT peak gradient <30 mmHg • Proportion of participants achieving Valsalva LVOT peak gradient <50 mmHg • Proportion of participants with ≥1 NYHA class improvement from baseline • Change from baseline in KCCQ-CSS • Change from baseline in NT-proBNP • Change from baseline in cardiac troponin • Change from baseline in LVMI evaluated by CMR Primary endpoint: • Change from baseline to week 30 in Valsalva LVOT gradient

15 EXPLORER-CN Subject Disposition Randomized n=81 Mavacamten n=54 Placebo n=27 Completed 30-week treatment n=54 Completed 30-week treatment n=25 Entered LTE period n=54 Entered LTE period n=25 Discontinued (n=2) • n=1 withdrawal by subject • n=1 other (COVID-19) Participants Signed ICF n=152 12 Clinical sites enrolled patients 81 Participants enrolled 100% Completed 30-week treatment in the mavacamten group ICF, informed consent form; LTE, long-term extension

16 EXPLORER-CN Baseline Demographics and Characteristics Mavacamten (n=54) Placebo (n=27) Age, years, mean (SD) 52.4 (12.1) 51.0 (11.8) Sex, n (%) Male Female 41 (75.9) 13 (24.1) 17 (63.0) 10 (37.0) BMI, mean (SD) 25.17 (3.46) 26.11 (3.58) NYHA Class, n (%) Class II Class III 44 (81.5) 10 (18.5) 18 (66.7) 9 (33.3) Background HCM therapy, n (%) β blocker Calcium channel blocker Other 48 (88.9) 4 (7.4) 2 (3.7) 24 (88.9) 2 (7.4) 1 (3.7) BMI, body mass index; IM, intermediate metabolizer; NM, normal metabolizer; NYHA, New York Heart Association; PM, poor metabolizer; SD, standard deviation

17 EXPLORER-CN Baseline Echo Parameters Echocardiographic parameters, mean (SD) Mavacamten (n=54) Placebo (n=27) Resting LVOT peak gradient, mmHg 74.62 (35.05) 73.41 (32.23) Valsalva LVOT peak gradient, mmHg 106.78 (43.23) 99.79 (41.10) LVEF, % 77.80 (6.89) 77.00 (6.73) Maximum LV wall thickness, mm 22.87 (4.93) 24.34 (6.35) Left atrial volume index, mL/m2 43.33 (12.15) 47.47 (14.75) LV, left ventricular; LVEF, left ventricular ejection fraction; LVOT, left ventricular outflow tract; SD, standard deviation

18 Topline Safety Data • Mavacamten demonstrated a safety profile consistent with past studies, with no new safety signals observed • Incidence of treatment-emergent adverse events (TEAEs) on mavacamten arm similar to placebo arm • All treatment-emergent serious adverse events (TESAEs) considered not related to study drug • No cases of heart failure or death Protocol-Driven Temporary Treatment Discontinuation Topline Safety Summary* *Full safety data to be presented at an upcoming medical meeting Criteria Mavacamten (n=54) Placebo (n=27) Resting LVEF <50% by core Laboratory 0 0 Pre-dose plasma drug concentration ≥1000 ng/mL 1 (1.9%) 0 Both 0 0 • 1 participant in the mavacamten group had dose interruption due to pre-dose plasma drug concentration ≥1000 ng/mL. The LVEF was normal and study medication was later resumed. • No participant had temporary treatment discontinuation or dose interruption due to LVEF <50%

19 ^ Model estimated least-square mean differences were reported for continuous variables CI, confidence interval; LSM, least squares mean; LVOT, left ventricular outflow tract; SD, standard deviation; EXPLORER-CN Primary Endpoint – Topline Analysis Mavacamten (n=54) Placebo (n=27) LSM Difference^ (95% CI) p-value Change from baseline to Week 30 in Valsalva LVOT peak gradient, mmHg, mean (SD) -57.93 (45.61) 20.65 (46.45) -70.29 (-89.64, -50.94) <0.001 • Mavacamten demonstrated a statistically significant improvement in Valsalva LVOT gradient from baseline to week 30 with a LSM difference of -70.29 mmHg compared to placebo (p <0.001) • Data illustrates improvement in Valsalva LVOT gradient in mavacamten group compared to placebo group as early as 4 weeks and sustained through the study period

Secondary Endpoints – Topline Analysis*

EXPLORER-CN

- **Mavacamten demonstrated treatment benefit across all pre-specified secondary endpoints**

Secondary Endpoints*	Mavacamten (n=54)	Placebo (n=27)	Difference (95% CI)^	Nominal p-value**
Change from baseline to Week 30 in Resting LVOT peak gradient, mmHg, mean (SD)	-51.45 (35.99)	6.38 (34.36)	-54.99 (-69.13, -40.86)	**<0.001**
Proportion of participants achieving a Valsalva LVOT peak gradient <30 mmHg at Week 30, n (%)	26 (48.1)	1 (3.7)	0.41 (0.24, 0.57)	**<0.001**
Proportion of participants achieving a Valsalva LVOT peak gradient <50 mmHg at Week 30, n (%)	32 (59.3)	2 (7.4)	0.47 (0.30, 0.64)	**<0.001**
Proportion of participants with at least 1 class improvement in NYHA functional classification from baseline to Week 30, n (%)	32 (59.3)	4 (14.8)	0.39 (0.20, 0.58)	**<0.001**
Change from baseline to Week 30 in KCCQ-CSS, LSM (SE)	4.99 (2.06)	-5.25 (2.75)	10.24 (4.35, 16.13)	**<0.001**
Change from baseline to Week 30 in LVMI (CMR), mean (SD)***	-26.37 (21.06)	4.43 (14.42)	-30.80 (-41.55, -20.05)	**<0.001**

*Due to China HGRAC regulations, biomarker data are not shown. These data will be presented at an upcoming medical meeting
^ Model estimated least-square mean differences were reported for continuous variables
**P-values shown for descriptive purposes only, not multiplicity-adjusted
*** CMR set: mavacamten n=39, placebo n=19

CMR, cardiac magnetic resonance; LVMI, left ventricular mass index; LVOT, left ventricular outflow tract; NYHA, New York Heart Association; SD, standard deviation; KCCQ-CSS, Kansas City Cardiomyopathy Questionnaire-Clinical Summary Score; LSM, least squares mean

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• EXPLORER-CN met the study’s primary endpoint with high statistical significance (p<0.001) • Mavacamten showed a significant and clinically important improvement in change from baseline to Week 30 in Valsalva LVOT peak gradient by a LSM difference of -70.29 mmHg compared to placebo. • Mavacamten showed improvements versus placebo from baseline to Week 30 in all secondary endpoints, including: • Change from baseline in resting LVOT peak gradient • Proportion of participants achieving Valsalva LVOT peak gradient <30 mmHg • Proportion of participants achieving Valsalva LVOT peak gradient <50 mmHg • Proportion of participants with ≥1 NYHA class improvement from baseline • Change from baseline in KCCQ-CSS • Change from baseline in LVMI evaluated by CMR • Mavacamten demonstrated a safety profile consistent with past studies • There were no new safety signals observed in Chinese patients with oHCM • No participant had temporary treatment discontinuation or dose interruption due to LVEF <50% 21 Conclusions

22 Regulatory Status in Asia and Key Anticipated Program Milestones *Data Included in China NDA Package Global pivotal Phase 3 EXPLORER-HCM trial data Phase 1 pharmacokinetics study of mavacamten in healthy Chinese volunteers Blinded preliminary safety data from Phase 3 EXPLORER-CN trial April 21, 2023: NDA* accepted, with priority review, by NMPA April 26, 2023: Topline Phase 3 EXPLORER-CN data Mid-2023: Anticipated approval of mavacamten in Macau Mid-2023: Anticipated approval of mavacamten in Singapore 2H 2023: EXPLORER- CN medical meeting presentation 2H 2023: Anticipated approval of mavacamten in Hong Kong Mid-2024: Anticipated approval of mavacamten in China 2H 2024: Anticipated launch of mavacamten in China

Mavacamten Potential in Other Diseases of Diastolic Dysfunction 23 Brianna Sun Cardiovascular Medical Head, LianBio

Non-Obstructive Hypertrophic Cardiomyopathy (nHCM)

Disease overview

- nHCM has no significant LVOT obstruction (e.g., <30 mmHg) at rest or with provocation
- Driven by diastolic impairment due to the enlarged and stiffened heart muscle
  - ~1/3 of HCM patients have nHCM

Mavacamten treatment rationale

- By altering the contractile mechanics of the cardiomyocyte, mavacamten may have the potential to reduce cardiac filling pressures and improve symptoms associated with non-obstructive HCM

Development pathway

- BMS initiated a Phase 3 trial of mavacamten in nHCM, ODYSSEY-HCM, in 2022

Phase 2 MAVERICK-HCM Trial[1]



NT-proBNP (ng/l)
1,000
100
10
Baseline
Week 4
Week 8
Week 12
Week 16
End of Treatment
Week 24
Visit
Number of patients at visit
Group 1 19 18 18 17 17 16
Group 2 21 20 20 21 20 20
Placebo 19 19 18 18 18 18
cTnI (ng/ml)
1
0.1
0.01
Baseline
Week 4
Week 8
Week 12
Week 16
End of Treatment
Week 24
Visit
Number of patients at visit
Active 13 13 13 13 13 13
Placebo 6 6 5 6 5 6

- Physiologic benefits demonstrated with dose dependent reduction in serum levels of NT-proBNP and cTnI, suggesting improvement in cardiac wall stress and myocardial injury

1. J Am Coll Cardiol. 2020 Jun 2;75(21):2649-2660

LVOT, left ventricular outflow tract; NT-proBNP, N-terminal pro-B-type natriuretic peptide; cTnI, cardiac troponin I

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25 Heart Failure with Preserved Ejection Fraction (HFpEF) Disease overview  HFpEF is a disease in which the heart’s ability to pump blood through the body is decreased due to the inability of the ventricle to fully relax and fill with blood  At a cellular level, cardiac myocytes in patients with HFpEF are thicker and shorter than normal myocytes, and collagen content is increased Mavacamten treatment rationale  In a subset of HFpEF patients, the underlying cause of symptoms is similar to nHCM, and we believe mavacamten has the potential to address underlying pathophysiology in this subset of HFpEF patients – LV diastolic dysfunction – Elevated LV filling pressure – LV hypertrophy Development pathway  BMS Phase 2a EMBARK-HFpEF trial of mavacamten in HFpEF patients with elevated NT-proBNP ongoing (NCT04766892) – Study designed to assess safety, tolerability, and preliminary efficacy of mavacamten on biomarker levels in participants with HFpEF and elevation of NT-proBNP with or without elevation of cTnT • There are approximately 3.7 million HFpEF patients in China • Approximately 10-20% of HFpEF patients share similar pathophysiology with nHCM • Mavacamten may have the potential to treat the underlying pathophysiology – Left atrial enlargement – Myocardial injury & fibrosis – Abnormal myocardial energetics NT-proBNP, N-terminal pro-B-type natriuretic peptide; cTnT, cardiac troponin T

Mavacamten China Market Opportunity 26 Pascal Qian Chief Commercial Officer and General Manager of China, LianBio

Mavacamten Opportunity in China

HCM Epidemiology

- There are **1.1-2.8 million potential HCM patients** in China with 0.2%[1] prevalence rate
- oHCM contributes 67% of overall HCM patients and nHCM contributes 33% of overall HCM patients

Diagnosis Opportunity

- Diagnosis rate in China is estimated at ~20%, with the potential for improvement through disease education campaigns
- Current standard diagnostic process needs to be improved including the application of provocation echo

Treatment Opportunity

- No currently available therapy treats underlying disease
- Reach patients across China by leveraging COEs

$500M

Peak Year Sales

(w. additional indications)

- oHCM
- nHCM
- HFpEF

1. 2023 Guideline for Diagnosis and Treatment of Patients With Hypertrophic Cardiomyopathy, Chinese Circulation Journal, January ,2023, Vol. 38 No.1 (Serial No.295)

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Reaching Diagnosed Patients

120,000-180,000 diagnosed oHCM patients today with potential to reach 300,000 diagnosed oHCM patients

Efficient coverage through phased approach

Launch
~400 level III hospitals: ~20% diagnosed patients

Self-Pay
~1,500 Level II/III hospitals: (2,000 prescriber ~55% diagnosed patients)

Post-NRDL
~3,000 Level II/III hospitals: (7,000 prescribers ~80% diagnosed patients)

~13,000 Level I/II/III hospitals: ~100% diagnosed patients


COEs
Other Hospitals

HCM COE Build

中国心血管健康联盟
Chinese Cardiovascular Association
Lianbio

- Partnership with Chinese Cardiovascular Association
- Leverage existing infrastructure of heart failure COE
- Lead by top KOLs who built heart failure COE

- Steering Committee
- Pilot wave

- Build standardized diagnosis and treatment

- Maximize Mavacamten uptake through standardized treatment

There are Approximately 75,000 Cardiologists in China, 30% Currently Treat HCM

Physician segmentation

Physician segment		Engagement Strategy
HCM Experts ~200 (5% Patients)	INNOVATORS	• Develop guidelines/consensus • Speaker in education events • Trainer in COE
Confident HCM treaters ~4,500 (40% Patients)	EARLY ADOPTERS	Engage in education events focused on mavacamten as a precision medicine approach to treat underlying pathophysiology of disease
Conservative HCM treaters ~18,000 (55% Patients)	LATE ADOPTERS	Ensure broad coverage to increase disease awareness

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Positioning Mavacamten for Successful China Launch

LianBio vision: Establish myosin inhibitor class as the **new standard of care** for oHCM by maximizing mavacamten's value as the only **treatment targeting the underlying pathophysiology of disease**

SHAPE	***REACH***	***GROW***	***BUILD***
Market Leadership • Improve diagnosis • Establish mavacamten as standard of care in oHCM	**Optimize Patient Access** • Gain NRDL entry	**Grow the HCM Market** • Improve the disease awareness	**Organization and Infrastructure** • Execute industry-leading commercial strategy

Collaboration with China Cardiovascular Association, Largest local cardiovascular medical society


F2023
CCPCC2023

Support Cardiovascular Foundation to develop the 1st HCM patient management and education platform



Collaboration with top institutions for mavacamten pricing and access strategy


中山大學
北京大學

- **Mavacamten pharmacoeconomic project**
- **oHCM burden of disease project**

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Q&A 31 Company management available for Q&A • Yizhe Wang, Ph.D., CEO • Yi Larson, CFO • Pascal Qian, CCO and General Manager of China • Michael Humphries, FRCP, Chief Scientific Advisor

EXPLORER-CN Topline Data Results and Mavacamten China Commercial Opportunity Call May 1, 2023